EXHIBIT 10.6


                             GIDDINGS & LEWIS, INC.
                          1993 STOCK AND INCENTIVE PLAN

                          STOCK OPTION AWARD AGREEMENT

             THIS AGREEMENT is made and entered into as of the date set forth on the signature page hereof by and between GIDDINGS & LEWIS, INC., a Wisconsin corporation with its principal offices at Fond du Lac, Wisconsin (the "Company"), and the employee of the Company whose signature is set forth on the signature page hereof (the "Participating Key Employee").

                              W I T N E S S E T H :

             WHEREAS, the Company has in effect the Giddings & Lewis, Inc. 1993 Stock and Incentive Plan (the "Plan") which provides for, among other things, the granting of options to purchase shares of the Company's common stock, $.10 par value per share (the "Stock"), to selected key employees of the Company or any Affiliate (as such term is defined in the Plan) (collectively, "Participating Companies"); and

             WHEREAS, the Participating Key Employee is a key employee of a Participating Company, and the Company desires him to remain in such employ and to further an opportunity for his Stock ownership in order to increase his proprietary interest in the success of the Company;

             NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

             1. Award of Option. (a) Subject to the terms and conditions set forth herein, the Company hereby awards the Participating Key Employee an option (the "Option") to purchase the number of shares of Stock set forth on the signature page hereof (the "Option Stock") at the purchase price per share set forth on the signature page hereof. The Option will become exercisable in _____ (__) stages as follows: (i) ________ of the shares of Option Stock shall be subject to exercise on the Initial Exercise Date, which shall be the ________ anniversary of the Grant Date set forth on the signature page hereof, (ii) _____________ of the shares of Option Stock shall be subject to exercise on the __________ anniversary of the Grant Date, and (iii) ________ of the shares of Option Stock shall be subject to exercise on the ___________ anniversary of the Grant Date; provided, however, that the Option shall become exercisable in full immediately upon a Change in Control of the Company (as defined herein). Other than upon the occurrence of a Change in Control of the Company, no part of the Option shall be exercisable prior to the Initial Exercise Date set forth on the signature page hereof, and no part of the Option shall in any event be exercisable after the Expiration Date set forth thereon. Notwithstanding the Expiration Date, the Option, except as provided herein, shall not be exercisable after the termination of the Participating Key Employee's employment with all Participating Companies. Absence of the Participating Key Employee on leave approved by a duly elected officer of the Company, other than the Participating Key Employee, shall not be considered a termination of employment during the period of such leave.

             (b) For purposes of Paragraph 1 of this Agreement, the following terms shall have the meanings set forth below:

                  (i) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (ii) The terms "Affiliate" and "Associate" shall have the
             respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

                  (iii) A Person (as defined herein) shall be deemed to be the "Beneficial Owner" of any securities:

                       (A) which such Person or any of such Person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, or (y) securities issuable upon exercise of Rights issued pursuant to the terms of the Company's Rights Agreement with Firstar Trust Company, dated as of August 23, 1995, as amended from time to time (the "Rights Agreement") (or any successor to such Rights Agreement), at any time before the issuance of such securities;

                       (B) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (B) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (x) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (y) is not also then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

                       (C) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in subparagraph (B) above) or disposing of any voting securities of the Company.

                  (iv) A "Change in Control of the Company" shall mean a
             change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act. Without limiting the inclusiveness of the definition in the preceding sentence, a Change in Control of the Company shall be deemed to have occurred if:

                       (A) any Person (other than any employee benefit plan of the Company or any Participating Company, any entity holding securities of the Company for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such plan) is or becomes the Beneficial Owner of securities of the Company representing at least 30% of the combined voting power of the Company's then outstanding securities;

                       (B) a Section 11(a)(ii) Event shall have occurred under the Rights Agreement (or a similar event shall have occurred under any successor to such Rights Agreement) at any time any Rights are issued and outstanding thereunder;

                       (C) one-third or more of the members of the Company's Board of Directors are not Continuing Directors (as hereafter defined);

                       (D) there shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or
                  (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

                       (E) the shareholders of the Company approve any bid or proposal for the liquidation or dissolution of the Company.

                  (v) The term "Continuing Director" shall mean any member of the Board of Directors of the Company who was a member of such Board on the Grant Date, and any successor of a Continuing Director who is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on such Board.

                  (vi) The term "Person" shall mean any individual, firm,
             partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

             (c) The Option may be exercised in whole or in part (but no exercise shall be for fewer than 50 shares of Stock or all of the shares then subject to the Option, if fewer) by notice in writing to the Company. The aggregate purchase price for the Stock for which the Option is exercised shall be paid to the Company at the time of exercise in cash, Stock registered in the name of the Participating Key Employee, or by a combination thereof, all as provided on the signature page hereof. Unless otherwise provided on the signature page hereof, the Option shall not be an Incentive Stock Option for purposes of Section 422 of the Internal Revenue Code of 1986, as amended.

             (d) If the purchase price may be paid wholly or partly in Stock, any Stock tendered in payment thereof shall be free of all adverse claims and duly endorsed in blank by the Participating Key Employee or accompanied by stock powers duly endorsed in blank. Stock tendered shall be valued at Fair Market Value on the date on which the Option is exercised. As used herein, "Fair Market Value" means the per share closing price on the date in question in the principal market in which the Stock is then traded or, if no sales of Stock have taken place on such date, the closing price on the most recent date on which selling prices were quoted; provided, however, that for any Option that is not an Incentive Stock Option, the Committee, in its discretion, may elect to determine Fair Market Value with respect to such Stock based on the average of the closing prices, as of the date of determination and a period of up to nine trading days immediately preceding such date. If such proviso is to be applicable, the signature page hereof sets forth the number of trading days in such period.

             2. Option Not Transferrable. The Option is not transferrable other than by will or by the laws of descent and distribution. During the lifetime of the Participating Key Employee, the Option may be exercised only by such individual or, if permitted by applicable law, by such individual's guardian or legal representative.

             3. Securities Law Restrictions. The Participating Key Employee agrees and acknowledges with respect to any Option Stock that has not been registered under the Securities Act of 1933, as amended (the "Act"), that (i) he will not sell or otherwise dispose of such Stock except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and
   (ii) a legend will be placed on the certificates for the Option Stock to such effect.

             4. Exercise of Option After Termination of Employment Due to Death, Retirement or Total Disability. (a) If the Participating Key Employee's employment with all Participating Companies is terminated because of death, Retirement or Total Disability (as such terms are defined below) on or after the Initial Exercise Date (or, as the case may be, following a Change in Control of the Company), the Participating Key Employee or, in the case of his death, his Beneficiary (as defined herein) shall be entitled to exercise the Option (but only to the extent the Option was exercisable immediately prior to the death, Retirement or Total Disability of the Participating Key Employee) until twelve months (three months in the case of an Incentive Stock Option) after such termination of employment, but in no event after the Expiration Date. If such a termination of employment occurs prior to the date on which the Option is fully exercisable, the Participating Key Employee, or in the case of his death, his Beneficiary, shall be entitled to exercise the Option to such additional extent, if any, as the Committee may determine.

             (b) As used herein, (i) "Retirement" means termination of employment with all Participating Companies on or after age 62 after completion of an aggregate of ten years of service with the Company and/or any Participating Company, except that if the Participating Key Employee's employment is terminated for Cause (as hereinafter defined) or because of death or Total Disability, such termination shall be not "Retirement" for purposes hereof, and (ii) "Total Disability" means the complete and permanent inability of a Participating Key Employee to perform all of his duties under the terms of his employment with any Participating Company, as determined by the Compensation Committee of the Company's Board of Directors or any successor to such Committee which administers the Plan, or if no such Committee has been appointed, by those members of the Board of Directors of the Company as specified in the Plan (collectively, the "Committee") upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

             5. Exercise of Option After Termination of Employment Other Than for Cause, Death, Retirement or Total Disability; Expiration of Option in Connection with a Termination for Cause. If the Participating Key Employee's employment with the Company is terminated on or after the Initial Exercise Date (or, as the case may be, following a Change of Control of the Company) for any reason other than Cause (as defined herein), death, Retirement or Total Disability, the Participating Key Employee shall be entitled to exercise the Option (but only to the extent the Option was exercisable immediately prior to such termination) until three months after such termination of employment, but in no event after the Expiration Date. If such a termination of employment occurs prior to the date on which the Option is fully exercisable, the Participating Key Employee shall be entitled to exercise the Option during such three-month period to such additional extent, if any, as the Committee may determine. If the Participating Key Employee's employment with any Participating Company is terminated for Cause, the Participating Key Employee's rights with respect to the Option shall expire as of the time of such termination. As used herein, "Cause" means, as determined by the Committee, the Participating Key Employee's failure to perform his duties or intentional dishonest or illegal conduct in connection with his performance of services for any Participating Company.

             6. Beneficiary. (a) The person whose name appears on the signature page hereof after the caption "Beneficiary" or any successor designated by the Participating Key Employee in accordance herewith (the person who is the Participating Key Employee's Beneficiary at the time of his death is herein referred to as the "Beneficiary") shall be entitled to exercise the Option, to the extent it is exercisable, after the death of the Participating Key Employee. The Participating Key Employee may from time to time revoke or change his Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof shall be effective unless received by the Committee prior to the Participating Key Employee's death, and in no event shall any designation be effective as of a date prior to such receipt.

             (b) If no such Beneficiary designation is in effect at the time of a Participating Key Employee's death, or if no designated Beneficiary survives the Participating Key Employee or if such designation conflicts with law, the Participating Key Employee's estate shall be entitled to exercise the Option, to the extent it is exercisable after the death of the Participating Key Employee. If the Committee is in doubt as to the right of any person to exercise the Option, the Company may refuse to recognize such exercise, without liability for any interest or dividends on the Option Stock, until the Committee determines the person entitled to exercise the Option, or the Company may apply to any court of appropriate jurisdiction and such application shall be a complete discharge of the liability of the Company therefor.

             7. No Rights As Shareholder. The Participating Key Employee shall have no rights as a holder of the Option Stock until the issuance of a certificate for the Option Stock.

             8. Tax Withholding. (a) It shall be a condition of the obligation of the Company to issue Option Stock to the Participating Key Employee or the Beneficiary, and the Participating Key Employee agrees, that the Participating Key Employee shall pay to the Company upon its demand, such amount as may be requested by the Company for the purpose of satisfying the Company's liability to withhold federal, state, or local income or other taxes incurred by reason of the exercise of the Option.

             (b) If the Option is not an Incentive Stock Option, the Participating Key Employee may elect to have the Company withhold that number of shares of Option Stock otherwise issuable to the Participating Key Employee upon exercise of the Option or to deliver to the Company a number of other shares of Stock, in each case, having a Fair Market Value on the Tax Date (as defined herein) equal to the minimum amount required to be withheld as a result of such exercise. If the number of shares so determined shall include a fractional share, the Participating Key Employee shall deliver cash in lieu of such fractional share. The election must be made in writing and, if the Participating Key Employee is an Insider
   (as defined herein), (i) delivered to the Company prior to the Tax Date with respect to an election to deliver shares to the Company or, with respect to an election to have shares withheld, delivered to the Company either six months or more prior to the Tax Date or during a ten business day period beginning on the third business day following the release of the Company's quarterly or annual summary statement of sales and earnings which period shall include the Tax Date and (ii) shall not be effective until at least six months after the Grant Date, provided, however, that the restriction in clause (ii) shall not apply in the event death or Total Disability of the Participating Key Employee occurs prior to the expiration of such six month period. If the Participating Key Employee is not an Insider, the election must be delivered to the Company prior to the Tax Date. All elections shall be made in a form approved by the Committee and shall be subject to disapproval, in whole or in part, by the Committee.
   As used herein, (i) "Tax Date" means the date on which the Participating Key Employee must include in his gross income for federal income tax purposes the fair market value of the Option Stock over the purchase price therefore and (ii) "Insider" means an executive officer or director of the Company or a beneficial owner of more than 10% of the Stock.

             9. Adjustments in Event of Change in Stock. The Committee may take such action in response to changes in shares of Stock as are contemplated by Section 4(b) of the Plan.

             10. Powers of Company Not Affected. The existence of the Option shall not affect in any way the right or power of the Company or its shareholders to make or authorize any combination, subdivision or reclassification of the Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company's capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Option Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Participating Key Employee any right to continue in the employment of any Participating Company or interfere with or limit in any way the right of any Participating Company to terminate the Participating Key Employee's employment at any time.

             11. Interpretation by Committee. The Participating Key Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that, subject to the express terms of the Plan, any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive. Any such determination need not be uniform and may be made differently among Participating Key Employees awarded Option Stock.

             12. Miscellaneous. (a) This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

             (b) This Agreement may not be amended or modified except by the written consent of the parties hereto.

             (c) The captions of this Agreement are inserted for convenience of reference only and shall not be taken into account in construing this Agreement.

             (d) Any notice, filing or delivery hereunder shall be given to the Participating Key Employee at either his usual work location or his home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 142 Doty Street, Fond du Lac, Wisconsin 54935, Attention: Secretary. All such notices shall be given by first class mail, postage prepaid, or by personal delivery.

             (e) This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and, subject to Paragraph 2, inure to the benefit of the Participating Key Employee, the Beneficiary and the personal representative(s) and heirs of the Participating Key Employee.

             (f) This Agreement is subject in all respects to the terms and conditions of the Plan.

             IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Participating Key Employee has hereunto affixed his hand and seal, all on the day and year set forth below.

                       GIDDINGS & LEWIS, INC.

   (CORPORATE SEAL)    By:_____________________________________________
                       Title:

                       _________________________________________(Seal)
                       Participating Key Employee:

                       No. of Shares of Option Stock:

                       Incentive Stock Option:

                       Purchase Price per Share:

                       Payment of Purchase Price:

                       Number of Days to Determine Fair Market Value:

                       Date of Agreement:

                       Grant Date:

                       Initial Exercise Date:

                       Expiration Date:

                       Beneficiary:_________________________________________

                       Address of Beneficiary:

                            ________________________________________________

                            ________________________________________________

                       Beneficiary Tax Identification No. __________________